Exhibit 99.2

Exhibit 99.2

Sandler O’Neill + Partners, L.P. 2011 East Coast Financial Services Conference

November 10, 2011

FORWARD-LOOKING INFORMATION

During the course of our remarks today, we will make certain predictive statements regarding our plans and strategies and anticipated financial effects to assist you better in understanding our company.

These forward looking statements about future results are subject to risks and uncertainties.

Refer to our periodic reports on file with the SEC and the slides at the end of this presentation regarding forward-looking statements for further detail in this regard.

Today’s Presentation

Who we are

Where we have been-how we got here

Where we are going

Summary financial results Questions

Who We Are

Nearly twenty year-old community focused banking organization with approximately $16 billion in assets Fifteen community banks with strong ties to local residents and business leaders in the Chicago and Milwaukee metropolitan markets 9 de novo charters established since 1991

14 bank acquisitions since the 4th qtr 2003, including 6 FDIC-assisted acquisitions in 2010/2011 (some were merged into existing charters) A small branch acquisition completed in October 2010 in Naperville, IL. Total deposits acquired were approximately $23 million

99 existing banking locations

In our early years and by design, the vast majority of customers didn’t even know Wintrust existed -- as you will see later, this is changing

Who We Are - Company Overview

Community Banking

Fifteen community banks

Chicago and Milwaukee metropolitan markets

99 locations

Full product suite –home equity, home mortgage, consumer, real estate and commercial loans, safe deposit facilities, ATMs, & internet banking Wintrust Mortgage Corporation

National mortgage production capabilities with focus on Chicago metropolitan area

Commercial Banking

HAVE IT ALL – Big Bank Resources, Community Bank Service

Chicago and Milwaukee downtown lending offices

All community banks

Full product suite –commercial loans, treasury management, lock box services, international Focus on middle-market C&I Added over 50 new lenders since the beginning of 2009.

Specialty Finance

Two finance companies – premium finance and account receivables

Loan production to optimize banks’ balance sheets

First Insurance Funding

P&C

Life Insurance

Tricom- Temporary help industry processing and financing Other niches (includin airplanes, housing associations, franchise lending, mortgage warehouse lending –to name a few)

Restarting the indirect auto lending program

Wealth Management

Wayne Hummer acquired in 2002, and 4 subsequent acquisitions $12 bn in AUM

Brokerage, asset management and trust capabilities

Asset Growth – Internal / Acquired

(in millions)

$16,000

$12,000

$8,000

$4,000

$0

Acquired Growth

Internal Growth

1991

1992

1993

1994

1995

1996

1997

1998

1999

2000

2001

2002

2003

2004

2005

2006

2007

2008

2009

2010

3Q11

Banking Locations

100

90

80

70

60

50

40

30

20

10

Acquisition

Internal

1991

1992

1993

1994

1995

1996

1997

1998

1999

2000

2001

2002

2003

2004

2005

2006

2007

2008

2009

2010

Current

Wintrust Banks: Beginning of 2010

Wintrust Banks – Current Footprint

Who We Are - Core Strategy

Good Markets

Community Focused

Market Share Growth

Chicago and Milwaukee metropolitan markets

Initially focused on high net worth areas. Have since moved into broader market

Flexibility to continue to profitably penetrate broader market Downtown Chicago focusing on corporate and commercial customers

Positioned as local alternatives to the “Big Banks” We know our communities extremely well Personalized service, creative marketing and employee involvement

Have taken advantage of big-bank consolidation and market dislocation to grow quickly

Vigorously defend and grow market share

Consistent strategy for nineteen plus years

Who We Are - Operating Strategy

Assets

Loan-to-deposit ratio 85% - 90%

Generate ~ two-thirds of loan volume from banks Remaining loan volume from niche businesses

First Insurance Funding

Tricom

Other (including housing associations, franchise lending, mortgage warehouse lending, indirect auto - to name a few)

Consistent, conservative credit standards

Manage risk through portfolio diversification and decentralized structure

Minimal “nuisance fees”, if at all Same or better products and delivery - differentiate with service

Technology as the great equalizer

Funding

Strong, diversified funding base

Recent markets have proven the value of that approach

Franchise is built on deposit funding

87% of total funding

Substantially all deposits are customer generated

Approximately 5% traditional brokered deposits

Goal is to be top two in both deposit market share and household penetration in each banks’ local market area

Deposit Market Share-Chicago MSA

As of June 30, 2011 and 2010

At June 30, 2011 At June 30, 2010

In-market Deposit In-market Deposit

2011 Deposit Market Deposit Market

Rank Bank Holding Company Dollars Share % Dollars Share %

1. JP Morgan Chase & Co. ** $ 57.9 BB 19.8% $49.2 BB 17.2%

2. Bank of Montreal ** $ 33.3 BB 11.4% $26.7 BB 9.4%

3. Bank of America ** $ 25.1 BB 8.6% $32.0 BB 11.2%

4. Northern Trust Corporation $ 18.9 BB 6.4% $12.7 BB 4.4%

5. PNC Financial Services Group** $ 11.9 BB 4.1% $13.0 BB 4.6%

6. Wintrust Financial Corp. $10.7 BB 3.7% $10.2 BB 3.6%

7. Citigroup Inc. ** $ 9.4 BB 3.2% $ 9.9 BB 3.5%

8. PrivateBancorp, Inc. $ 8.7 BB 3.0% $ 9.0 BB 3.2%

A Leading Chicago bank

Source: FDIC Website – Summary of Deposits as of June 30, 2011 and 2010

Market share data is for the Chicago Metropolitan Statistical Area

** - Corporate Headquarters is out-of-state

How We Got Here

Consistent Strategy – Changing Tactics

CREDIT CYCLE

Healthy (1991-2005) → Storm Clouds Gather (2006-07) → The Perfect Storm (2008) → Stabilization (2009) → Restrained Recovery (2010-11)

WINTRUST TACTICS

Organic & Acquisition Growth
- 7 traditional bank acquisitions since 2003
- 9 de novo charters since 1991

Warning signs 1Q'06
- Disadvantageous yield curve
- Loosened credit standards
- Credit spreads moved to unacceptable levels

"Rope - A – Dope"
- Slowed growth
- Maintained extremely conservative underwriting
- Reduced relative cost of funds
- Controlled expenses

Capital & TARP-CPP
- Focused on minimizing dilution to shareholders
- Q3'08 – raised $50 mm of convertible preferred
- Dec. '08 - $250 mm TARP-CPP

"Off the Ropes"
- Life insurance premium finance acquisition
- PMP acquisition (in late Dec '08)
- Over 50 new lenders hired since Jan '09
- Loans ↑ $800 mm in 2009
- Deposits ↑ $1.5 bn in 2009

Organic & Acquisition Growth
- Take advantage of "dislocation"
- Consistent loan growth – approx. $1.8 billion since 2009 (excl. covered loans)
- 6 FDIC-assisted transactions
- Acquired 1 branch in Naperville,
- Acquired asset management firm with approx. $2.4 bn in AUM
- Acquired Elgin State Bank (unassisted)
- Raised capital-RETIRED TARP

Compound Annual Growth Rates

	1991-2005	2006-2007	2007-2008	2008-2009	2009-2010
Asset Growth	43.4%	-2.1%	13.8%	14.6%	14.4%

15

Compound Annual Growth Rates Through 2005

(Years ended December 31, 2005)

1 year 2 year 3 year 4 year 5 year

Revenues 27.6% 26.8 25.0% 31.8% 31.4%

Net Income 30.5 32.6 34.0 38.1 43.1

EPS (diluted) 17.5 17.9 19.8 21.3 27.1

Assets 27.4 31.2 30.0 31.9 31.2

Loans 19.9 25.7 26.8 26.8 27.5

Deposits 31.8 31.8 29.6 30.6 29.8

So How Did Wintrust Fare??

Remained profitable throughout the cycle.

We have taken advantage of the many opportunities which are always present in adverse credit cycles

Dislocated people

Dislocated assets

Dislocated banks

Key Financial Goals

Increase pre-tax pre-provision adjusted earnings

Move bad assets out

Taking Advantage of Dislocations

Dislocated People

Set up downtown Chicago office to capture core commercial and industrial (C&I) business Added 50+ lenders since the beginning of 2009 added throughout the organization Adding talented staff in other areas to support our growth and to stay out in front on product delivery systems and regulatory changes.

Dislocated Assets

FIFC purchased a portfolio of domestic life insurance premium finance loans and certain related assets from indirect wholly-owned subsidiaries of AIG

Aggregate balance of approximately $1.03 billion

Purchase price of $746 million

Resulting discount of $287 million

Pre-tax bargain purchase price gain of $167 million

First purchase: July 28, 2009

Smaller, second purchase: October 2, 2009

Dislocated Banks

Since April 2010, acquired six failed banks from the FDIC - they cover the majority of losses

Very disciplined bids-$71 million in Bargain Purchase Gains (BPG) recorded in 2010/2011

Accretive to earnings

Strategic as we moved into contiguous markets not served by us

We intend to assimilate and then aggressively grow these acquisitions to be market leaders Acquired a branch with $23 million in deposits in Naperville, IL in 2010 Acquired a non-assisted bank with 3 branches in 3Q11 Acquired 3 bank facilities from the FDIC

FDIC-Assisted Transactions

Bank Date of Number Fair Value Fair Value Fair Value of Bargain

Acquisition Of of Asset of Loans Liabilities Purchase

Branches Acquired Acquired Acquired Gain

(in 000s) (in 000s) (in 000s)

Lincoln Park 4/23/2010 4 157,078 103,420 192,018 $4.2MM

Wheatland 4/23/2010 1 343,870 175,277 415,560 $22.3 MM

Ravenswood 8/6/2010 2 173,919 97,956 122,943 $6.8 MM

Community 2/4/2011 1 50,891 27,332 49,779 $2.0 MM

First Bank

The Bank of 3/25/11 1 173,986 77,887 168,472 $8.6 MM

Commerce

First Chicago 7/8/11 7 768,873 330,203 741,508 $27.4 MM

Bank

Total through 16 1,668,617 812,075 1,690,280 $71.3 MM

3Q11

Consolidated Net Income

(before Preferred Dividends, in 000s)

$80,000

$70,000

$60,000

$50,000

$40,000

$30,000

$20,000

$10,000

$0

$4,846

$6,245

$9,427

$11,155

$18,439

$27,875

$38,118

$51,334

$67,016

$66,493

$55,653

$20,488

$73,069

$63,329

$49,125

$58,354

1997

1998

1999

2000

2001

2002

2003

2004

2005

2006

2007

2008

2009

2010

3Q10

3Q11

YTD

Annual “Pre-tax Adjusted Earnings”

(in 000s)

$300,000

$250,000

$200,000

$150,000

$100,000

$50,000

$0

2003

2004

2005

2006

2007

2008

2009

2010

3Q08*

4Q08*

1Q09*

2Q09*

3Q09*

4Q09*

1Q10*

2Q10*

3Q10*

4Q10*

1Q11*

2Q11*

3Q11*

(* - Annualized)

“Pre-tax Adjusted Earnings” are calculated by removing from reported Pre-tax earnings the following categories: Provision for Credit Losses; OREO Related Costs; Mortgage Recourse Obligations on Loans Previously Sold; Covered Loan Expense; Mortgage Servicing Rights Fair Value adjustments; Bargain Purchase Gains; Gains or

Losses on from Investments in Limited Partnerships; Trading Gains or Losses; and Securities Gains or Losses.

Further information regarding the calculation methodology is available in our news release filed on Form 8-K dated October 26, 2011 under the section titled “Supplemental Financial Measures/Ratios”.

LOAN GROWTH

(excluding Loans Held for Sale)

(in millions)

$12,000

$10,000

$8,000

$6,000

$4,000

$2,000

$-

5 year CAGR = 13.8% 2009-2010

Loan pipelines remain good

2000

2001

2002

2003

2004

2005

2006

2007

2008

2009

2010

3Q11

Non-Performing Asset Ratio Wintrust vs. Peer Group

3.50%

3.00%

2.50%

2.00%

1.50%

1.00%

0.50%

0.00%

Wintrust

Peer

2003

2004

2005

2006

2007

2008

2009

2010

Peer Group Data is per the Federal Reserve’s Bank Holding Company Performance Report

Net Charge-offs Ratio

Wintrust vs. Peer Group

2.50%

2.00%

1.50%

1.00%

0.50%

0.00%

Wintrust

Peer Group

2003

2004

2005

2006

2007

2008

2009

2010

Peer Group Data is per the Federal Reserve’s Bank Holding Company Performance Report

Capital Summary

Enhance and maintain strong capital ratios

12/31/09 12/31/10 9/30/11

Tier 1 Risk-based capital 11.0% 12.5% 12.0%

Total capital ratio 12.4% 13.8% 13.3%

Leverage ratio 9.3% 10.1% 9.6%

Tangible common equity ratio 4.7% 8.0% 7.4%

Provide flexibility for growth

Organic growth & lending opportunities

Portfolio and business acquisitions

2010 Capital Activity

March 2010 – Sale of Common Stock (+$210 mm)

December 2010- Sale of Common Stock and TEUs (+$327 mm)

Repaid TARP-CPP in December 2010 (-$250 mm)

Financial Overview – Wintrust Has Consistently Grown

Tangible Book Value Per Share Through Cycles

Tangible Common Book Value Per Share

$30.00

$20.00

$10.00

$0.00

$5.50

$6.03

$6.19

$7.08

$9.03

$11.65

$14.84

$16.07

$17.28

$18.97

$19.02

$20.78

$23.22

$25.80

$26.47

$26.66*

$27.43*

1997

1998

1999

2000

2001

2002

2003

2004

2005

2006

2007

2008

2009

2010

3Q11

* Proforma assuming tangible equity units convert at a maximum price of $37.50

Financial Overview – Capital Components

(in millions)

$2,000

$1,800

$1,600

$1,400

$1,200

$1,000

$800

$600

$400

$200

$0

1997

1998

1999

2000

2001

2002

2003

2004

2005

2006

2007

2008

2009

2010

3Q11

- Common Shareholders Equity

- Preferred Securities

- Trust Preferred Securities

- Subordinated Debt

Wintrust Strategy for 2011 and Beyond

Back to the Future

Back to the Future Strategy for 2011 and Beyond

This cycle isn’t over yet so we need to proceed cautiously in all of our endeavors Continue to increase core earnings Continue to expeditiously remove problem assets from the balance sheet

Plan is to return to the growth mode experienced in the first 15 years of our existence with an overriding emphasis on achieving superior profitability

Organic growth

New hires

Chicago office

Selective, opportunistic acquisitions in all areas of our business

Continue to locate “dislocations” in the market and take advantage of them

Never take our eye off the major operating tenet that made us successful throughout the years-Service, Service, Service

Expected Pre-tax Adjusted Earnings Improvements

“Pre-tax adjusted earnings” annualized run rate

$199 million in the 1st Qtr 2011

$ 217 million in the 2nd Qtr 2011

$242 million in the 3rd Qtr of 2011

Subject to market and other conditions, including interest rate environments, liquidity positions and other factors influencing growth, pre-tax, pre-provision adjusted earnings could benefit from the following:

Continued deposit re-pricing

Organic growth

Liquidity re-deployment

Income from additional acquisitions

Organic Growth and Branding

Organic Growth-going back to pre Rope-A-Dope model

Expect each bank to grow $75 million per year

Expect each bank to open a branch every two years

The Wintrust Brand

By design becoming more prevalent and recognized over the last two years

Wintrust Wealth Management, Wintrust Mortgage Co., Wintrust Commercial

Banking

We will offer full affiliate banking to all of our customers by late summer

Each of our banks will take on the sub-brand of “A Wintrust Community Bank” in order to take advantage of our network

Will not lose positioning of the local alternative to the big banks

Rather, we are a consortium of community banks that give customers the best of all worlds-community banks service with big bank products

“Have it All”

Growth Strategy - Expansion

Penetrate new markets with community banking model

Within 1 1/2 hours of Wintrust headquarters

Acquired entities with existing management that wish to continue to grow

Acquisitions in specialty finance and wealth management

Must complement existing franchise, be a strategic new business line, or add/improve customer products and services

Acquired Great Lakes Advisors in July 2011

Evaluating FDIC-assisted and unassisted bank deals

Completed six FDIC-assisted transactions since April 2010

Acquired a separate branch location in Naperville, IL in October 2010 through an unassisted transaction

Acquired a bank in Elgin, IL in Sept. 2011 (not FDIC-assisted)

Focus on earnings accretion and improving franchise value

Why Invest in Wintrust?

Managing well through the cycle-consistently profitable with strong core earnings growth Asset quality position is manageable and better than peer group and should allow us to be first out of this cycle

Strong capital position-NO TARP overhang

Enviable core deposit franchise in market area Differentiated, highly diversified and sustainable business model Well positioned to take advantage of industry consolidation We believe our stock is underpriced relative to current market metrics and relative positioning among local peers

Supplemental Financial Data

Total Assets

(in millions)

$16,000

$12,000

$8,000

$4,000

$0

$1,348

$2,103

$2,705

$3,722

$4,747

$6,419

$8,177

$9,572

$9,369

$10,658

$12,216

$13,980

$15,915

1991

1992

1993

1994

1995

1996

1997

1998

1999

2000

2001

2002

2003

2004

2005

2006

2007

2008

2009

2010

3Q11

Historical Growth

100

90

80

70

60

50

40

30

20

10

0

2
2
3
5

11

14

17

21

24

28

29

31

36

50

62

73

77

79

78

86

99

3
4
5
6
7
8

9

10

10

14

16

22

23

23

23

23

22

23

22

Banking Facilities

Operating Subsidiaries

1991

1992

1993

1994

1995

1996

1997

1998

1999

2000

2001

2002

2003

2004

2005

2006

2007

2008

2009

2010

Current

Asset Growth of Banks by Year

(in millions)

$3,000

$2,750

$2,500

$2,250

$2,000

$1,750

$1,500

$1,250

$1,000

$750

$500

$250

$0

1991

1992

1993

1994

1995

1996

1997

1998

1999

2000

2001

2002

2003

2004

2005

2006

2007

2008

2009

2010

3Q11

Lake Forest

Hinsdale

North Shore

Libertyville Barrington

Crystal Lake

Northbrook Schaumburg

Village

Beverly

Wheaton

Town

SBOTL

Old Plank

St. Charles

Net Interest Margin

(fully taxable equivalent)

4.00%

3.00%

2.00%

1.00%

0.00%

3.41%

3.43%

3.54%

3.66%

3.49%

3.34%

3.20%

3.17%

3.16%

3.10%

3.11%

2.81%

3.01%

3.37%

3.41%

1997

1998

1999

2000

2001

2002

2003

2004

2005

2006

2007

2008

2009

2010

3Q11

YTD

Revenue Growth by Quarter

(excluding Bargain Purchase Gains recorded in 3Q09 through 3Q11)

(in 000s)

$160,000

$140,000

$120,000

$100,000

$80,000

$60,000

$40,000

$20,000

$0

1Q97

1Q98

1Q99

1Q00

1Q01

1Q02

1Q03

1Q04

1Q05

1Q06

1Q07

1Q08

1Q09

1Q10

1Q11

- Net interest income

- Non-interest income

EPS Annual Quarterly Growth

Annual

$3.00

$2.50

$2.00

$1.50

$1.00

$0.50

$0.00

Quarterly

$1.20

$1.00

$0.80

$0.60

$0.40

$0.20

$0.00

$0.20

1997

1998

1999

2000

2001

2002

2003

2004

2005

2006

2007

2008

2009

2010

4th Quarter and full year 2010 amounts exclude $(0.33) and $(0.36) per diluted common share as a result of the deemed preferred stock dividend resulting from the repurchase of the TARP-CPP preferred stock. 41

Net Overhead Ratio & Efficiency Ratio

3.00%

2.50%

2.00%

1.50%

1.00%

0.50%

0.00%

YTD

100%

90%

80%

70%

60%

50%

40%

30%

20%

10%

0%

1997

1998

1999

2000

2001

2002

2003

2004

2005

2006

2007

2008

2009

2010

3Q11

Net Overhead Ratio Efficiency Ratio

Loan Portfolio Composition

As of September 30, 2011 - $11.0 Billion

(excludes loans held for sale)

Covered Loans

Home Equity

Res. R/E Other

Commercial Real Estate

Premium Finance – Life Insurance

Premium Finance – Commercial

Other Commercial Niches

Commercial and Industrial

6%

8%

3%

2%

15%

13%

3%

18%

32%

Ending Loan-to-Deposit/Secured Borrowing Ratio*

(excludes loans held for sale)

100%

80%

60%

40%

87.2%

82.7%

85.1%

85.2%

77.5%

82.6%

91.0%

91.0%

84.8%

87.1%

84.9%

2001

2002

2003

2004

2005

2006

2007

2008

2009

2010

3Q11

*Includes $600 million of secured borrowing related to the commercial premium finance loan securitization for which the related loans are recorded on the balance sheet beginning in 2010.

Non-Performing Assets to Total Assets

(NPAs include NPLs and OREO and exclude covered loans)

Assets in millions

3.00%

2.50%

2.00%

1.50%

1.00%

0.50%

0.00%

$16,000

$12,000

$8,000

$4,000

$0

0.40%

0.45%

0.41%

0.46%

0.48%

0.34%

0.51%

0.29%

0.34%

0.39%

0.81%

1.58%

1.74%

1.53%

1.45%

1997

1998

1999

2000

2001

2002

2003

2004

2005

2006

2007

2008

2009

2010

3Q11

Peer Group-2003 = 0.58% Peer Group-2004 = 0.45% Peer Group-2005 = 0.42% Peer Group-2006 = 0.43% Peer Group-2007 = 0.80% Peer Group-2008 = 1.97% Peer Group-2009 = 3.16% Peer Group-2010 = 2.77%

Peer Group Data is per the Federal Reserve’s Bank Holding Company Performance Report

NPA/TA Total Assets

Net Charge-offs to Total Average Loans

Loans In millions

1.80%

1.50%

1.20%

0.90%

0.60%

0.30%

0.00%

$12,000

$11,000

$10,000

$9,000

$8,000

$7,000

$6,000

$5,000

$4,000

$3,000

$2,000

$1,000

$0

0.31%

0.28%

0.19%

0.24%

0.18%

0.07%

0.10%

0.09%

0.16%

0.51%

1.65%

1.13%

1.05%

1997

1998

1999

2000

2001

2002

2003

2004

2005

2006

2007

2008

2009

2010

3Q11

Net Charge-offs/Average loans

Total Loans

annualized

Peer Group-2003 = 0.33% Peer Group-2004 = 0.21% Peer Group-2005 = 0.18% Peer Group-2006 = 0.15% Peer Group-2007 = 0.27% Peer Group-2008 = 1.10% Peer Group-2009 = 2.33% Peer Group-2010 = 2.04%

Peer Group Data is per the Federal Reserve’s Bank Holding Company Performance Report

FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements within the meaning of federal securities laws. Forward-looking information can be identified through the use of words such as “intend,” “plan,” “project,” “expect,” “anticipate,” “believe,” “estimate,” “contemplate,” “possible,” “point,” “will,” “may,” “should,” “would” and “could.” Forward-looking statements and information are not historical facts, are premised on many factors and assumptions, and represent only management’s expectations, estimates and projections regarding future events. Similarly, these statements are not guarantees of future performance and involve certain risks and uncertainties that are difficult to predict, which may include, but are not limited to, those listed below and the Risk Factors discussed under Item 1A of the Company’s 2010 Annual Report on Form 10-K and in any of the Company’s subsequent SEC filings. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation

Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. Such forward-looking statements may be deemed to include, among other things, statements relating to the Company’s future financial performance, the performance of its loan portfolio, the expected amount of future credit reserves and charge-offs, delinquency trends, growth plans, regulatory developments, securities that the Company may offer from time to time, and management’s long-term performance goals, as well as statements relating to the anticipated effects on financial condition and results of operations from expected developments or events, the

Company’s business and growth strategies, including future acquisitions of banks, specialty finance or wealth management businesses, internal growth and plans to form additional de novo banks or branch offices. Actual results could differ materially from those addressed in the forward-looking statements as a result of numerous factors, including the following:

FORWARD-LOOKING STATEMENTS (cont.)

• negative economic conditions that adversely affect the economy, housing prices, the job market and other factors that may affect the Company’s liquidity and the performance of its loan portfolios, particularly in the markets in which it operates; • the extent of defaults and losses on the Company’s loan portfolio, which may require further increases in its allowance for credit losses; • effects of the potential delay or failure of the U.S. federal government to pay its debts as they become due or make payments in the ordinary course;

• estimates of fair value of certain of the Company’s assets and liabilities, which could change in value significantly from period to period;

• changes in the level and volatility of interest rates, the capital markets and other market indices that may affect, among other things, the Company’s liquidity and the value of its assets and liabilities; • a decrease in the Company’s regulatory capital ratios, including as a result of further declines in the value of its loan portfolios, or otherwise;

• legislative or regulatory changes, particularly changes in regulation of financial services companies and/or the products and services offered by financial services companies, including those resulting from the Dodd-Frank Act;

• restrictions upon our ability to market our products to consumers and limitations on our ability to profitably operate our mortgage business resulting from the Dodd-Frank Act; • increased costs of compliance, heightened regulatory capital requirements and other risks associated with changes in regulation and the current regulatory environment, including the Dodd-Frank Act;

• changes in capital requirements resulting from Basel II and III initiatives;

• increases in the Company’s FDIC insurance premiums, or the collection of special assessments by the FDIC; • losses incurred in connection with repurchases and indemnification payments related to mortgages;

FORWARD-LOOKING STATEMENTS (cont.)

• competitive pressures in the financial services business which may affect the pricing of the Company’s loan and deposit products as well as its services (including wealth management services); • delinquencies or fraud with respect to the Company’s premium finance business;

• failure to identify and complete favorable acquisitions in the future or unexpected difficulties or developments related to the integration of recent or future acquisitions; • unexpected difficulties and losses related to FDIC-assisted acquisitions, including those resulting from our loss-sharing arrangements with the FDIC; • credit downgrades among commercial and life insurance providers that could negatively affect the value of collateral securing the Company’s premium finance loans; • any negative perception of the Company’s reputation or financial strength; • the loss of customers as a result of technological changes allowing consumers to complete their financial transactions without the use of a bank; • the ability of the Company to attract and retain senior management experienced in the banking and financial services industries; • the Company’s ability to comply with covenants under its securitization facility and credit facility; • unexpected difficulties or unanticipated developments related to the Company’s strategy of de novo bank formations and openings, which typically require over 13 months of operations before becoming profitable due to the impact of organizational and overhead expenses, the startup phase of generating deposits and the time lag typically involved in redeploying deposits into attractively priced loans and other higher yielding earning assets; • changes in accounting standards, rules and interpretations and the impact on the Company’s financial statements; • adverse effects on our operational systems resulting from failures, human error or tampering; • significant litigation involving the Company; and • the ability of the Company to receive dividends from its subsidiaries.

FORWARD-LOOKING STATEMENTS (cont.)

Therefore, there can be no assurances that future actual results will correspond to these forward-looking statements. The reader is cautioned not to place undue reliance on any forward-looking statement made by or on behalf of Wintrust. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. The Company undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this press release. Persons are advised, however, to consult further disclosures management makes on related subjects in its reports filed with the Securities and Exchange Commission and in its press releases.

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